                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

     Van Kampen Intermediate Term Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-23
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-15

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.

                                       B-1
                                                           INF SAI 1/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Fund adopted its current name.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                            PERCENTAGE
                      NAME AND ADDRESS                          CLASS      OWNERSHIP AT
                         OF HOLDER                            OF SHARES   JANUARY 8, 2003
------------------------------------------------------------  ---------   ---------------
Edward Jones & Co. .........................................      A           25.12%
  ATTN: Mutual Fund Shareholder Accounting                        C            6.04%
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
Morgan Stanley DW Inc.......................................      B            9.48%
  825 Third Ave.                                                  C            5.19%
  New York, NY 10022
MLPF&S For the Sole Benefit of Its Customers................      A            7.14%
  ATTN: Fund Administration 97FU1
  4800 Deer Lake Dr. E 2nd Fl
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................      B           20.25%
  ATTN: Fund Administration 97FU2
  4800 Deer Lake Dr. E. 2nd Fl
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................      C           22.71%
  Attn: Fund Administration 97FY8
  4800 Deer Lake Drive E. 2nd FL
  Jacksonville, FL 32246-6484
Smith Barney House Account 00109801250......................      B            7.99%
  Attn: Cindy Tempesta, 7th Fl                                    C           12.32%
  333 W. 34th St
  New York, NY 10001-2483
A.G. Edwards & Sons Inc.....................................      C            5.61%
  FBO Carol J. Graeff Exec.
  FBO Est
  1 N. Jefferson Ave
  St. Louis, MO 63103-2287

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund generally expects to be invested in municipal securities with a weighted-average portfolio life of three to ten years. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

     4. Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

     5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contract or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614

Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     President,     See +     President and Chief Executive Officer of the         55
1221 Avenue of the          Chief          below;    funds in the Fund Complex since November 2002.
Americas                    Executive    President   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Officer and  and Chief   Complex since 1999. President and Chief
                            Trustee      Executive   Operating Officer of Morgan Stanley Investment
                                          Officer    Management since December 1998. President and
                                         since 2002  Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

------------------------------------

+ See Table D below.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

------------------------------------

++ See Table E below.

     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                             OPEN-END FUND COMPLEX
                                                       ------------------------------------------------------------------
                                                                                     AGGREGATE
                                                            AGGREGATE            ESTIMATED MAXIMUM             TOTAL
                                                           PENSION OR           ANNUAL BENEFITS FROM       COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS       THE OPEN-END FUND        BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF           COMPLEX UPON           FROM OPEN-END
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)             RETIREMENT(4)          FUND COMPLEX(5)
       -------             ----------------------      -------------------      --------------------      ---------------
J. Miles Branagan                  $9,355                    $64,907                  $60,000                $107,000
Jerry D. Choate                     9,355                     24,774                   60,000                 107,000
Linda Hutton Heagy                  9,355                      6,858                   60,000                 107,000
R. Craig Kennedy                    9,355                      4,617                   60,000                 107,000
Jack E. Nelson                      9,355                     33,020                   60,000                 107,000
Wayne W. Whalen                     9,355                     22,198                   60,000                 107,000
Suzanne H. Woolsey                  9,355                     15,533                   60,000                 107,000

---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.

                                    TABLE A

           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                             TRUSTEE
                                                       FISCAL    ----------------------------------------------------------------
                      FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN   WOOLSEY
                      ---------                       --------   --------   ------   -----    -------   ------   ------   -------
  California Insured Tax Free Fund...................   9/30      $1,257    $1,257   $1,257   $1,257    $1,257   $1,257   $1,257
  Insured Tax Free Income Fund.......................   9/30       2,271     2,271    2,271    2,271     2,271   2,271     2,271
  Intermediate Term Municipal Income Fund............   9/30       1,065     1,065    1,065    1,065     1,065   1,065     1,065
  Municipal Income Fund..............................   9/30       1,814     1,814    1,814    1,814     1,814   1,814     1,814
  New York Tax Free Income Fund......................   9/30       1,094     1,094    1,094    1,094     1,094   1,094     1,094
  Strategic Municipal Income Fund....................   9/30       1,854     1,854    1,854    1,854     1,854   1,854     1,854
                                                                  ------    ------   ------   ------    ------   ------   ------
    Trust Total......................................             $9,355    $9,355   $9,355   $9,355    $9,355   $9,355   $9,355
                                                                  ======    ======   ======   ======    ======   ======   ======

                                    TABLE B

      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
    Trust Total.............................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======

                                    TABLE C

      2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                           TRUSTEES                             FORMER TRUSTEES
                                        FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------                --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...    9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438        0
  Insured Tax Free Income Fund.......    9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................    9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............    9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996   $5,813
  New York Tax Free Income Fund......    9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....    9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                  -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................             $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======   ========   =======   =======   ======

                                             FORMER TRUSTEES
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                     TRUSTEE
                                                 --------------------------------------------------------------------------------
FUND NAME                                        BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                        --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund..............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund..................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.......   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.........................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund.................   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund...............   1995      1999    1995     1993     1999     1985     1999     1985     1999

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000

     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").

     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                                        TRUSTEE
                                                         ----------------------------------------------------------------------
                                                          BRANAGAN      CHOATE      HEAGY       KENNEDY     NELSON    WOOLSEY
                                                          --------      ------      -----       -------     ------    -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund.......................     none         none        none         none      none        none
Insured Tax Free Income Fund...........................     over         none        none      $1-$10,000   none        none
                                                          $100,000
Intermediate Term Municipal Income Fund................  $1-$10,000      none        none      $1-$10,000   none        none
Municipal Income Fund..................................     over         none     $1-$10,000   $1-$10,000   none        none
                                                          $100,000
New York Tax Free Income Fund..........................     none         none        none         none      none        none
Strategic Municipal Income Fund........................  $1-$10,000      none        none      $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX.........................     over       $10,001-    $10,001-       over      none     $1-$10,000
                                                          $100,000     $50,000     $50,000      $100,000

INTERESTED TRUSTEES

                                                                                 TRUSTEE
                                                              ---------------------------------------------
                                                                  MERIN          POWERS          WHALEN
                                                                  -----          ------          ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund............................      none            none            none
Insured Tax Free Income Fund................................      none            none         $1-$10,000
Intermediate Term Municipal Income Fund.....................      none            none            none
Municipal Income Fund.......................................      none            none         $1-$10,000
New York Tax Free Income Fund...............................      none            none            none
Strategic Municipal Income Fund.............................      none            none         $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................  over $100,000   over $100,000   over $100,000

     As of January 8, 2003 the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but it is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

                                                                    FISCAL YEAR ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                       ADVISORY FEES                            2002       2001       2000
                       -------------                          --------   --------   --------
Adviser received the approximate advisory fee net of fee
  waivers...................................................  $325,700   $222,800   $211,500
Adviser waived the approximate advisory fee from the Fund...  $185,200   $205,400   $      0

                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $22,100, $22,100 and $26,000, respectively in accounting services fees from the Fund.

     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $11,800, $22,700 and $13,500, respectively in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................    $249,241        $33,252
Fiscal year ended September 30, 2001........................    $ 68,860        $ 8,529
Fiscal year ended September 30, 2000........................    $ 26,978        $   277

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                  TOTAL SALES CHARGE
                                                             ----------------------------    REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
SIZE OF INVESTMENT                                           OFFERING PRICE    INVESTED     OFFERING PRICE
------------------                                           --------------   -----------   --------------
Less than $25,000..........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000.............................      2.75%           2.83%          2.50%
$250,000 but less than $500,000............................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000..........................      1.50%           1.52%          1.25%
$1,000,000 or more.........................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of September 30, 2002, there were approximately $0 and $17,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 0% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $96,847 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $135,581 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $103,303 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $32,278 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $91,779 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $55,196 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $36,583 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................  $    0         $0             $0
  Fiscal year ended September 30, 2001......................  $    0         $0             $0
  Fiscal year ended September 30, 2000......................  $    0         $0             $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%

     During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided the shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided, that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if
(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.96%, (ii) the five-year period ended September 30, 2002 was 4.77% and (iii) the approximately nine-year, four-month period from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 5.63%.

     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 4.01%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 3.74%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 6.09%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 66.88%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 72.56%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.61%, (ii) the five-year period ended September 30, 2002 was 4.70% and (iii) the approximately nine-year, four-month period from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 5.53%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 3.40%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 3.18%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 5.18%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 65.29%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 65.29%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 6.52%, (ii) the five-year period ended September 30, 2002 was 4.66% and (iii) the eight-year, eleven-month period from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 4.64%.

     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 3.41%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 3.18%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 5.18%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 50.05%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 50.05%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Intermediate Term Municipal Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  91.9%
          ALABAMA  2.2%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
          Insd)........................................ 5.400%   12/01/15   $ 1,390,284
   390    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................ 7.500    12/01/08       443,683
                                                                            -----------
                                                                              1,833,967
                                                                            -----------
          ARIZONA  4.9%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev Christian Care Mesa Inc Proj A........... 7.250    04/01/05       519,610
 1,030    Maricopa Cnty, AZ Sch Dist (FGIC Insd)....... 4.750    07/01/12     1,145,906
 1,355    Maricopa Cnty, AZ Sch Dist (FSA Insd)........ 5.000    07/01/12     1,531,800
   835    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)........................................ 7.250    07/15/10       878,629
                                                                            -----------
                                                                              4,075,945
                                                                            -----------
          ARKANSAS  1.3%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A........ 5.500    08/01/06     1,122,960
                                                                            -----------
          CALIFORNIA  1.8%
   245    California Edl Fac Auth Rev Pacific Grad
          Sch.......................................... 6.950    11/01/07       265,215
 1,000    California St (AMBAC Insd)................... 6.400    09/01/08     1,214,120
                                                                            -----------
                                                                              1,479,335
                                                                            -----------
          COLORADO  1.6%
   240    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Ter Ser A.............................. 6.800    07/01/09       245,429
    27    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser E........................................ 8.125    12/01/24        28,029
 1,000    Denver, CO City & Cnty Arpt Rev Ser A........ 7.400    11/15/04     1,100,490
                                                                            -----------
                                                                              1,373,948
                                                                            -----------
          CONNECTICUT  4.8%
   145    Mashantucket Western Pequot Tribe (Escrowed
          to Maturity) (a)............................. 6.500    09/01/06       169,108
   345    New Haven, CT Indl Fac Rev Adj Govt Ctr
          Thermal Energies............................. 7.250    07/01/09       334,895

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          CONNECTICUT (CONTINUED)
$1,500    New Haven, CT Ser B Rfdg (FGIC Insd)......... 5.250%   11/01/11   $ 1,746,525
 1,500    New Haven, CT Ser B Rfdg (FGIC Insd)......... 5.375    11/01/12     1,770,090
                                                                            -----------
                                                                              4,020,618
                                                                            -----------
          FLORIDA  6.1%
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B-1 (AMBAC Insd)......................... 6.750    08/01/14     1,211,375
   500    Highlands Cnty, FL Hlth Facs Hosp Adventist
          Health....................................... 3.350    11/15/32       507,735
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg........................ 8.125    12/01/07       196,034
   145    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................... 8.125    07/01/06       152,811
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................... 8.625    07/01/20       269,367
 2,000    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
          Insd)........................................ 5.250    08/01/14     2,293,360
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Escrowed to Maturity)............. 7.125    11/01/06       342,225
   120    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev.......................................... 7.250    05/01/03       122,880
                                                                            -----------
                                                                              5,095,787
                                                                            -----------
          GEORGIA  2.3%
 1,390    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized).............................. 6.625    01/01/25     1,491,623
   420    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj.................... 6.000    10/01/08       421,046
                                                                            -----------
                                                                              1,912,669
                                                                            -----------
          ILLINOIS  2.4%
   250    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg.................................... 7.000    01/01/06       257,665
   290    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A............................. 7.375    01/01/05       296,748
   250    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A.................................. 6.500    12/01/05       272,417
   545    Clay Cnty, IL Hosp Rev....................... 5.500    12/01/10       513,455
   315    Huntley, IL Spl Svc Area No. 7 Spl Tax....... 6.000    03/01/09       339,696
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area......................................... 7.625    02/01/08       319,065
                                                                            -----------
                                                                              1,999,046
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          INDIANA  3.1%
$1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd)................................. 5.500%   01/01/18   $ 1,127,300
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser
          B............................................ 6.000    02/01/12     1,431,192
                                                                            -----------
                                                                              2,558,492
                                                                            -----------
          KANSAS  9.0%
   500    Burlington, KS Envrn Impt Rev................ 4.750    09/01/15       511,160
 1,000    Dodge City, KS Uni Sch Dist No 443 Rfdg (FGIC
          Insd)........................................ 4.100    09/01/16     1,010,960
 2,065    Kansas St Dev Fin Auth Rev Dept of Comm & Hsg
          Impact (MBIA Insd)........................... 5.000    06/01/11     2,326,883
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka......... 5.000    02/01/20     1,063,190
   410    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/10       460,582
   820    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/11       925,755
   860    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/12       963,398
   255    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/13       283,047
                                                                            -----------
                                                                              7,544,975
                                                                            -----------
          LOUISIANA  1.8%
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (b)......................... 7.200    01/01/06       351,605
 1,065    Louisiana Loc Govt Envir Pkg Facs Garage Proj
          Ser A (AMBAC Insd)........................... 5.000    10/01/12     1,187,890
                                                                            -----------
                                                                              1,539,495
                                                                            -----------
          MASSACHUSETTS  0.5%
   120    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj............................ 7.250    07/01/06       120,019
   345    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (a).............................. 6.200    06/01/08       334,567
                                                                            -----------
                                                                                454,586
                                                                            -----------
          MICHIGAN  0.7%
   365    John Tolfree Hlth Sys Corp MI Mtg Rev........ 5.450    09/15/06       373,943
   250    Michigan St Strategic Fd Ltd Oblig Rev United
          Waste Sys Proj............................... 5.200    04/01/10       249,693
                                                                            -----------
                                                                                623,636
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MINNESOTA  0.8%
$  500    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
          Hsg Rev Affordable Hsg View Pointe Proj...... 6.000%   11/01/09   $   501,395
   190    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj.................................... 7.000    11/01/06       195,398
                                                                            -----------
                                                                                696,793
                                                                            -----------
          MISSOURI  6.1%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)........................................ 7.000    09/01/12     1,647,300
 1,095    Liberty, MO Wtr Rev (MBIA Insd).............. 4.700    10/01/15     1,170,259
 1,000    Macon, MO Ctfs Partn (MBIA Insd)............. 5.250    08/01/17     1,099,470
 1,000    St. Louis, MO Arpt Rev Arpt Dev Prog Ser A
          (MBIA Insd).................................. 5.500    07/01/09     1,149,110
                                                                            -----------
                                                                              5,066,139
                                                                            -----------
          MONTANA  0.7%
   500    Crow Fin Auth, MT Tribal Purp Rev (a)........ 5.400    10/01/07       553,890
                                                                            -----------

          NEW JERSEY  6.3%
   500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
          Marine Terminal A (c) (d) (e)................ 7.375    06/01/07       150,000
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (FGIC Insd)............ 5.750    10/01/30     1,587,376
 1,100    Hudson Cnty, NJ Impt Auth Rev Waterfront Impt
          Weehawken Proj A (FSA Insd).................. 4.500    07/01/10     1,199,418
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)....... 8.000    05/15/04       267,388
   800    New Jersey Hlthcare Fac Fing Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd)........... 7.000    07/01/06       935,192
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.500    02/15/16       510,424
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.600    02/15/17       634,326
                                                                            -----------
                                                                              5,284,124
                                                                            -----------
          NEW YORK  5.2%
   345    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......... 5.875    12/01/09       357,092
 1,000    Metro Transn Auth NY Svc Contract Ser B (MBIA
          Insd)........................................ 5.500    07/01/14     1,190,770
   500    New York City Ser A.......................... 7.000    08/01/07       586,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200%   08/15/05   $ 1,125,390
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20     1,089,670
                                                                            -----------
                                                                              4,349,722
                                                                            -----------
          NORTH CAROLINA  0.9%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D........................................ 6.450    01/01/14       708,983
                                                                            -----------

          OHIO  0.9%
   260    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev-Port Cleveland Bd Fd B................... 6.500    05/15/05       264,698
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj......................................... 6.000    04/01/09       469,765
                                                                            -----------
                                                                                734,463
                                                                            -----------
          OKLAHOMA  1.6%
 1,170    Oklahoma Dev Fin Auth Lease Dept Human Svcs
          Cnty Office (AMBAC Insd)..................... 5.250    02/01/14     1,317,420
    40    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg............................ 5.750    10/01/03        40,724
                                                                            -----------
                                                                              1,358,144
                                                                            -----------
          OREGON  1.9%
 1,445    Deschutes Cnty, OR Rfdg (FSA Insd)........... 4.500    06/01/13     1,563,187
                                                                            -----------

          PENNSYLVANIA  4.4%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg............... 5.300    03/15/03       228,272
   900    Philadelphia, PA Gas Wks Rev Third Ser (FSA
          Insd)........................................ 5.000    08/01/10     1,012,455
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans A (FGIC Insd).......................... 5.500    04/15/16     2,286,300
   140    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A
          (Escrowed to Maturity)....................... 6.100    06/01/03       144,169
                                                                            -----------
                                                                              3,671,196
                                                                            -----------
          RHODE ISLAND  2.2%
 1,835    Rhode Island St Cons Cap Dev Ln Ser A........ 5.000    08/01/12     1,876,049
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          SOUTH CAROLINA  1.4%
$1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser A
          Rfdg (MBIA Insd)............................. 5.000%   04/01/14   $ 1,165,643
                                                                            -----------

          TENNESSEE  5.2%
 1,395    Clarksville, TN Wtr Swr & Gas Rfdg (FSA
          Insd)........................................ 5.000    02/01/13     1,568,022
 1,150    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)........................................   *      06/01/15       674,993
 1,805    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)........................................ 5.750    12/01/11     2,143,708
                                                                            -----------
                                                                              4,386,723
                                                                            -----------
          TEXAS  4.1%
   500    Brazos River Auth TX Pollutn Adj Elec Co Proj
          Ser C Rfdg................................... 5.750    05/01/36       515,305
 1,110    Katy, TX Dev Auth Rev Tax Increment
          Contract..................................... 5.500    05/15/17     1,082,183
 1,500    Matagorda Cnty, TX Nav Dist 1 Reliant Energy
          Inc Ser C Rfdg............................... 5.200    05/01/29     1,486,080
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Arpt Proj Ser A............. 7.500    02/01/10       309,837
                                                                            -----------
                                                                              3,393,405
                                                                            -----------
          UTAH  0.3%
   265    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA/VA Gtd)........................... 7.150    07/01/12       279,453
                                                                            -----------

          VIRGINIA  2.2%
   500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A (a)......................... 7.450    01/01/09       501,300
 1,180    Richmond, VA Indl Dev Auth Atmore Corp Proj
          (AMBAC Insd)................................. 5.000    07/15/13     1,335,052
                                                                            -----------
                                                                              1,836,352
                                                                            -----------
          WASHINGTON  3.4%
 1,500    Clark Cnty, WA Sch Dist 114 (FSA Insd)....... 5.500    12/01/15     1,718,385
 1,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
          Insd)........................................ 5.500    01/01/11     1,150,350
                                                                            -----------
                                                                              2,868,735
                                                                            -----------
          WEST VIRGINIA  1.8%
 1,500    West Virginia St Hosp Fin Auth (MBIA Insd)... 6.100    01/01/18     1,534,785
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  91.9%
  (Cost $72,919,084).....................................................    76,963,245
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          SHORT-TERM INVESTMENTS  6.9%
$  375    Farmington, NM Pollutn Ctl Rev AZ Pub Svc Co
          Ser B Rfdg (LOC: Barclays Bank).............. 2.000%   10/01/02   $   375,000
 2,100    Idaho Hlth Fac Auth Rev Saint Lukes Med Ctr
          (Variable Rate Coupon) (FSA Insd)............ 2.000    07/01/30     2,100,000
 1,000    Iowa Fin Auth Rev Burlington Med Ctr
          (Variable Rate Coupon) (FSA Insd)............ 2.150    06/01/27     1,000,000
 1,000    New York St Dorm Auth Rev Pars Mt Sinai NYU
          Hlth Ser B (Variable Rate Coupon)............ 4.000    07/01/22     1,000,000
   300    Orange Cnty, CA Santn Dist Ctfs Partn Rfdg
          (AMBAC Insd)................................. 1.850    08/01/16       300,000
 1,000    Reno, NV Hospital Revenue Variable Insured St
          Marys Regional Med B (MBIA Insd)............. 2.000    05/15/23     1,000,000
                                                                            -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,775,000)......................................................     5,775,000
                                                                            -----------

TOTAL INVESTMENTS  98.8%
  (Cost $78,694,084).....................................................    82,738,245

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..............................     1,010,163
                                                                            -----------

NET ASSETS  100.0%.......................................................   $83,748,408
                                                                            ===========

 *  Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Interest is accruing at less than the stated coupon.

(c) Non-income producing security.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Security is in default.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $78,694,084)........................  $82,738,245
Cash........................................................       45,440
Receivables:
  Interest..................................................    1,081,929
  Fund Shares Sold..........................................      778,759
  Investments Sold..........................................      485,000
Other.......................................................       83,815
                                                              -----------
    Total Assets............................................   85,213,188
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      985,360
  Fund Shares Repurchased...................................      147,358
  Income Distributions......................................       76,506
  Distributor and Affiliates................................       56,967
  Investment Advisory Fee...................................       16,582
Trustees' Deferred Compensation and Retirement Plans........      114,136
Accrued Expenses............................................       67,871
                                                              -----------
    Total Liabilities.......................................    1,464,780
                                                              -----------
NET ASSETS..................................................  $83,748,408
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $79,168,416
Net Unrealized Appreciation.................................    4,044,161
Accumulated Net Realized Gain...............................      393,337
Accumulated Undistributed Net Investment Income.............      142,494
                                                              -----------
NET ASSETS..................................................  $83,748,408
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $53,456,727 and 4,923,789 shares of
    beneficial interest issued and outstanding).............  $     10.86
    Maximum sales charge (3.25%* of offering price).........          .36
                                                              -----------
    Maximum offering price to public........................  $     11.22
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,080,158 and 1,575,999 shares of
    beneficial interest issued and outstanding).............  $     10.84
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,211,523 and 1,220,707 shares of
    beneficial interest issued and outstanding).............  $     10.82
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $3,214,055
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $105,773, $137,852 and $91,737,
  respectively).............................................     335,362
Investment Advisory Fee.....................................     325,733
Accounting Services.........................................      50,600
Shareholder Reports.........................................      45,820
Shareholder Services........................................      39,851
Registration and Filing Fees................................      37,605
Legal.......................................................      19,405
Trustees' Fees and Related Expenses.........................      15,436
Custody.....................................................       8,727
Other.......................................................      34,216
                                                              ----------
    Total Expenses..........................................     912,755
    Investment Advisory Fee Reduction.......................     185,234
    Less Credits Earned on Cash Balances....................       1,467
                                                              ----------
    Net Expenses............................................     726,054
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,488,001
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  536,628
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,541,874
  End of the Period.........................................   4,044,161
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,502,287
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,038,915
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,526,916
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  2,488,001          $ 1,998,122
Net Realized Gain/Loss.........................         536,628             (143,291)
Net Unrealized Appreciation During the
  Period.......................................       2,502,287            1,153,082
                                                   ------------          -----------
Change in Net Assets from Operations...........       5,526,916            3,007,913
                                                   ------------          -----------

Distributions from Net Investment Income:
  Class A Shares...............................      (1,693,416)          (1,128,206)
  Class B Shares...............................        (453,963)            (337,769)
  Class C Shares...............................        (301,977)            (262,129)
                                                   ------------          -----------
                                                     (2,449,356)          (1,728,104)
                                                   ------------          -----------

Distributions from Net Realized Gain:
  Class A Shares...............................             -0-              (15,445)
  Class B Shares...............................             -0-               (6,277)
  Class C Shares...............................             -0-               (5,254)
                                                   ------------          -----------
                                                            -0-              (26,976)
                                                   ------------          -----------
Total Distributions............................      (2,449,356)          (1,755,080)
                                                   ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,077,560            1,252,833
                                                   ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      53,848,977           18,809,532
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,662,317            1,094,529
Cost of Shares Repurchased.....................     (23,625,199)         (13,937,914)
                                                   ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      31,886,095            5,966,147
                                                   ------------          -----------
TOTAL INCREASE IN NET ASSETS...................      34,963,655            7,218,980
NET ASSETS:
Beginning of the Period........................      48,784,753           41,565,773
                                                   ------------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $142,494 and $89,086, respectively)..........    $ 83,748,408          $48,784,753
                                                   ============          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NINE
                                                                          MONTHS
                                        YEAR ENDED SEPTEMBER 30,           ENDED      YEAR ENDED
CLASS A SHARES                     -----------------------------------   SEPT. 30,   DECEMBER 31,
                                   2002 (b)    2001     2000     1999      1998          1997
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $10.42    $10.14   $10.22   $10.73    $10.54        $10.21
                                    ------    ------   ------   ------    ------        ------
  Net Investment Income..........      .42       .49      .46      .47       .36           .48
  Net Realized and Unrealized
    Gain/Loss....................      .44       .23     (.05)    (.48)      .20           .32
                                    ------    ------   ------   ------    ------        ------
Total from Investment
  Operations.....................      .86       .72      .41     (.01)      .56           .80
                                    ------    ------   ------   ------    ------        ------
Less:
  Distributions from Net
    Investment Income............      .42       .43      .49      .50       .37           .47
  Distributions from Net Realized
    Gain.........................      -0-       .01      -0-      -0-       -0-           -0-
                                    ------    ------   ------   ------    ------        ------
Total Distributions..............      .42       .44      .49      .50       .37           .47
                                    ------    ------   ------   ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $10.86    $10.42   $10.14   $10.22    $10.73        $10.54
                                    ======    ======   ======   ======    ======        ======

Total Return* (a)................    8.48%     7.19%    4.13%   -0.10%     5.36%**       8.08%
Net Assets at End of the Period
  (In millions)..................   $ 53.5    $ 29.1   $ 26.6   $ 29.5    $ 20.6        $ 12.9
Ratio of Expenses to Average Net
  Assets*........................     .85%      .77%    1.44%    1.28%     1.30%         1.52%
Ratio of Net Investment Income to
  Average Net Assets*............    4.08%     4.78%    4.65%    4.49%     4.61%         4.67%
Portfolio Turnover...............      75%      106%      85%      65%       15%**         37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................    1.14%     1.23%      N/A      N/A       N/A         1.67%
Ratio of Net Investment Income to
  Average Net Assets.............    3.79%     4.32%      N/A      N/A       N/A         4.52%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NINE
                                                                          MONTHS
                                        YEAR ENDED SEPTEMBER 30,           ENDED      YEAR ENDED
CLASS B SHARES                     -----------------------------------   SEPT. 30,   DECEMBER 31,
                                   2002 (b)    2001     2000     1999      1998          1997
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $10.41    $10.13   $10.20   $10.71    $10.52        $10.21
                                    ------    ------   ------   ------    ------        ------
  Net Investment Income..........      .35       .42      .38      .39       .31           .40
  Net Realized and Unrealized
    Gain/Loss....................      .42       .22     (.04)    (.47)      .19           .32
                                    ------    ------   ------   ------    ------        ------
Total from Investment
  Operations.....................      .77       .64      .34     (.08)      .50           .72
                                    ------    ------   ------   ------    ------        ------
Less:
  Distributions from Net
    Investment Income............      .34       .35      .41      .43       .31           .41
  Distributions from Net Realized
    Gain.........................      -0-       .01      -0-      -0-       -0-           -0-
                                    ------    ------   ------   ------    ------        ------
Total Distributions..............      .34       .36      .41      .43       .31           .41
                                    ------    ------   ------   ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $10.84    $10.41   $10.13   $10.20    $10.71        $10.52
                                    ======    ======   ======   ======    ======        ======

Total Return* (a)................    7.61%     6.42%    3.46%   -0.81%     4.74%**       7.23%
Net Assets at End of the Period
  (In millions)..................   $ 17.1    $ 11.1   $  8.6   $ 10.4    $ 15.2        $ 16.4
Ratio of Expenses to Average Net
  Assets*........................    1.60%     1.52%    2.20%    1.97%     2.06%         2.28%
Ratio of Net Investment Income to
  Average Net Assets*............    3.34%     4.02%    3.90%    3.80%     3.90%         3.91%
Portfolio Turnover...............      75%      106%      85%      65%       15%**         37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................    1.89%     1.98%      N/A      N/A       N/A         2.42%
Ratio of Net Investment Income to
  Average Net Assets.............    3.05%     3.56%      N/A      N/A       N/A         3.77%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NINE
                                                                          MONTHS
                                        YEAR ENDED SEPTEMBER 30,           ENDED      YEAR ENDED
CLASS C SHARES                     -----------------------------------   SEPT. 30,   DECEMBER 31,
                                   2002 (b)    2001     2000     1999      1998          1997
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $10.40    $10.12   $10.20   $10.71    $10.52        $10.20
                                    ------    ------   ------   ------    ------        ------
  Net Investment Income..........      .34       .42      .39      .40       .31           .40
  Net Realized and Unrealized
    Gain/Loss....................      .42       .22     (.06)    (.48)      .19           .32
                                    ------    ------   ------   ------    ------        ------
Total from Investment
  Operations.....................      .76       .64      .33     (.08)      .50           .72
                                    ------    ------   ------   ------    ------        ------
Less:
  Distributions from Net
    Investment Income............      .34       .35      .41      .43       .31           .40
  Distributions from Net Realized
    Gain.........................      -0-       .01      -0-      -0-       -0-           -0-
                                    ------    ------   ------   ------    ------        ------
Total Distributions..............      .34       .36      .41      .43       .31           .40
                                    ------    ------   ------   ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $10.82    $10.40   $10.12   $10.20    $10.71        $10.52
                                    ======    ======   ======   ======    ======        ======

Total Return* (a)................    7.52%     6.42%    3.36%    0.81%     4.74%**       7.23%
Net Assets at End of the Period
  (In millions)..................   $ 13.2    $  8.6   $  6.4   $  5.6    $  3.3        $  3.1
Ratio of Expenses to Average Net
  Assets*........................    1.60%     1.52%    2.20%    2.02%     2.06%         2.29%
Ratio of Net Investment Income to
  Average Net Assets*............    3.33%     4.02%    3.90%    3.75%     3.89%         3.88%
Portfolio Turnover...............      75%      106%      85%      65%       15%**         37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................    1.89%     1.98%      N/A      N/A       N/A         2.43%
Ratio of Net Investment Income to
  Average Net Assets.............    3.04%     3.56%      N/A      N/A       N/A         3.74%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, there were no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,763 increase in cost of securities and a corresponding $14,763 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $8,484; increase net unrealized appreciation by $5,648, and decrease net realized gains by $14,132. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $78,684,969
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,643,271
Gross tax unrealized depreciation...........................       (589,995)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,053,276
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                               2002      2001
Distributions paid from:
  Ordinary income...........................................  $2,452    $27,492

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $327,449
Undistributed long-term capital gain........................    $ 93,454

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $1,467 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2002, the Adviser voluntarily waived $185,234 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $33,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

"Accounting Services" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $27,200, representing shareholder servicing fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $81,740 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $51,119,439, $15,767,392 and $12,281,585 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,495,876    $ 36,550,416
  Class B.................................................     861,798       9,041,768
  Class C.................................................     787,431       8,256,793
                                                            ----------    ------------
Total Sales...............................................   5,145,105    $ 53,848,977
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     118,435    $  1,241,803
  Class B.................................................      23,048         241,192
  Class C.................................................      17,157         179,322
                                                            ----------    ------------
Total Dividend Reinvestment...............................     158,640    $  1,662,317
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,482,136)   $(15,423,840)
  Class B.................................................    (379,038)     (3,970,421)
  Class C.................................................    (406,444)     (4,230,938)
                                                            ----------    ------------
Total Repurchases.........................................  (2,267,618)   $(23,625,199)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $28,751,060, $10,454,853 and $8,076,408 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     838,262    $  8,602,768
  Class B.................................................     559,594       5,708,138
  Class C.................................................     443,910       4,498,626
                                                            ----------    ------------
Total Sales...............................................   1,841,766    $ 18,809,532
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      74,442    $    761,988
  Class B.................................................      16,598         169,628
  Class C.................................................      15,963         162,913
                                                            ----------    ------------
Total Dividend Reinvestment...............................     107,003    $  1,094,529
                                                            ==========    ============
Repurchases:
  Class A.................................................    (740,702)   $ (7,561,207)
  Class B.................................................    (357,879)     (3,657,086)
  Class C.................................................    (265,685)     (2,719,621)
                                                            ----------    ------------
Total Repurchases.........................................  (1,364,266)   $(13,937,914)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 27,888 and 64,610 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,100 and CDSC on redeemed shares of approximately $47,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $70,003,043 and $45,900,168 respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $159,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $9,300.

                      STATEMENT OF ADDITIONAL INFORMATION

                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

     Van Kampen Strategic Municipal Income Fund's (the "Fund", formerly known as Van Kampen Tax Free High Income Fund) investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-21
Other Agreements............................................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-27
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-31

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.


                                                          STMI SAI 1/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Fund changed its name to Van Kampen Tax Free High Income Fund. On January 25, 2002, the Fund adopted its current name.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                                            PERCENTAGE
                      NAME AND ADDRESS                          CLASS      OWNERSHIP AT
                         OF HOLDER                            OF SHARES   JANUARY 8, 2003
------------------------------------------------------------  ---------   ---------------
Edward Jones & Co...........................................    A             24.52%
 Attn: Mutual Fund                                              B              7.95%
 Shareholder Accounting                                         C              7.49%
 201 Progress Pkwy.
 Maryland Hts., MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc.....................    B              7.11%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FU8
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc.....................    C             15.86%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FY0
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Morgan Stanley DW Inc.......................................    B              7.95%
 825 Third Ave.
 New York, NY 10022
Smith Barney House Account..................................    B              5.84%
 00109801250                                                    C              7.85%
 Attn: Cindy Tempesta, 7th Fl.
 333 W. 34th St.
 New York, NY 10001-2483

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poors ("S&P") or "P-1" from Moody's Investors Service ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

  10. Invest in equity interests in oil, gas or other mineral exploration of development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                                TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     President,     See +     President and Chief Executive Officer of the         55
1221 Avenue of the          Chief          below;    funds in the Fund Complex since November 2002.
Americas                    Executive    President   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Officer and  and Chief   Complex since 1999. President and Chief
                            Trustee      Executive   Operating Officer of Morgan Stanley Investment
                                          Officer    Management since December 1998. President and
                                         since 2002  Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

---------------

+ See Table D below.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

---------------

++ See Table E below.

     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                             OPEN-END FUND COMPLEX
                                                       ------------------------------------------------------------------
                                                                                     AGGREGATE
                                                            AGGREGATE            ESTIMATED MAXIMUM             TOTAL
                                                           PENSION OR           ANNUAL BENEFITS FROM       COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS       THE OPEN-END FUND        BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF           COMPLEX UPON           FROM OPEN-END
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)             RETIREMENT(4)          FUND COMPLEX(5)
       -------             ----------------------      -------------------      --------------------      ---------------
J. Miles Branagan                  $9,355                    $64,907                  $60,000                $107,000
Jerry D. Choate                     9,355                     24,774                   60,000                 107,000
Linda Hutton Heagy                  9,355                      6,858                   60,000                 107,000
R. Craig Kennedy                    9,355                      4,617                   60,000                 107,000
Jack E. Nelson                      9,355                     33,020                   60,000                 107,000
Wayne W. Whalen                     9,355                     22,198                   60,000                 107,000
Suzanne H. Woolsey                  9,355                     15,533                   60,000                 107,000

---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.

                                    TABLE A

           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                             TRUSTEE
                                                       FISCAL    ----------------------------------------------------------------
                      FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN   WOOLSEY
                      ---------                       --------   --------   ------   -----    -------   ------   ------   -------
  California Insured Tax Free Fund...................   9/30      $1,257    $1,257   $1,257   $1,257    $1,257   $1,257   $1,257
  Insured Tax Free Income Fund.......................   9/30       2,271     2,271    2,271    2,271     2,271   2,271     2,271
  Intermediate Term Municipal Income Fund............   9/30       1,065     1,065    1,065    1,065     1,065   1,065     1,065
  Municipal Income Fund..............................   9/30       1,814     1,814    1,814    1,814     1,814   1,814     1,814
  New York Tax Free Income Fund......................   9/30       1,094     1,094    1,094    1,094     1,094   1,094     1,094
  Strategic Municipal Income Fund....................   9/30       1,854     1,854    1,854    1,854     1,854   1,854     1,854
                                                                  ------    ------   ------   ------    ------   ------   ------
    Trust Total......................................             $9,355    $9,355   $9,355   $9,355    $9,355   $9,355   $9,355
                                                                  ======    ======   ======   ======    ======   ======   ======

                                    TABLE B

      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
    Trust Total.............................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======

                                    TABLE C

      2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                           TRUSTEES                             FORMER TRUSTEES
                                        FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------                --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...    9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438        0
  Insured Tax Free Income Fund.......    9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................    9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............    9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996   $5,813
  New York Tax Free Income Fund......    9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....    9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                  -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................             $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======   ========   =======   =======   ======

                                             FORMER TRUSTEES
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                     TRUSTEE
                                                 --------------------------------------------------------------------------------
FUND NAME                                        BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                        --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund..............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund..................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.......   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.........................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund.................   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund...............   1995      1999    1995     1993     1999     1985     1999     1985     1999

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                       OFFICER
                                                             ------------------------------------------------------------
FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000

     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").

     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                                        TRUSTEE
                                                         ----------------------------------------------------------------------
                                                          BRANAGAN     CHOATE      HEAGY       KENNEDY     NELSON     WOOLSEY
                                                          --------     ------      -----       -------     ------     -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund.......................     none        none        none         none      none        none
Insured Tax Free Income Fund...........................     over        none        none      $1-$10,000   none        none
                                                          $100,000
Intermediate Term Municipal Income Fund................  $1-$10,000     none        none      $1-$10,000   none        none
Municipal Income Fund..................................     over        none     $1-$10,000   $1-$10,000   none        none
                                                          $100,000
New York Tax Free Income Fund..........................     none        none        none         none      none        none
Strategic Municipal Income Fund........................  $1-$10,000     none        none      $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX.........................     over      $10,001-    $10,001-       over      none     $1-$10,000
                                                          $100,000    $50,000     $50,000      $100,000

INTERESTED TRUSTEES

                                                                          TRUSTEE
                                                              --------------------------------
                                                               MERIN      POWERS      WHALEN
                                                               -----      ------      ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund............................    none       none        none
Insured Tax Free Income Fund................................    none       none     $1-$10,000
Intermediate Term Municipal Income Fund.....................    none       none        none
Municipal Income Fund.......................................    none       none     $1-$10,000
New York Tax Free Income Fund...............................    none       none        none
Strategic Municipal Income Fund.............................    none       none     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................    over       over        over
                                                              $100,000   $100,000    $100,000

     As of January 8, 2003 the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     During the fiscal years ended September 30, 2002, 2001 and 2000 the Adviser received approximately $3,800,700, $4,081,700 and $4,597,600, respectively in advisory fees from the Fund.

                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $53,200, $54,600 and $38,200, respectively, in accounting services fees from the Fund.

     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $25,200, $42,300 and $22,400, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................    $701,252        $85,873
Fiscal year ended September 30, 2001........................    $887,575        $91,468
Fiscal year ended September 30, 2000........................    $772,600        $79,200

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     For shares sold prior to the implementation date of the Plans, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Plans, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of September 30, 2002, there were approximately $3,173,000 and $0 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,439,457 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,441,522 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,025,869 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $415,653 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $349,997 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $48,289 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $301,708 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................    $0           $0             $0
  Fiscal year ended September 30, 2001......................    $0           $0             $0
  Fiscal year ended September 30, 2000......................    $0           $0             $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%

     During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U. S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during

January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if
(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 0.28%, (ii) the five-year period ended September 30, 2002 was 2.52% and (iii) the ten-year period ended September 30, 2002 was 4.71%.

     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 5.63%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 5.10%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 8.31%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from June 28, 1985 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 192.25%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from June 28, 1985 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 206.77%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 0.50%, (ii) the five-year period ended September 30, 2002 was 2.49% and (iii) the approximately nine-year, five-month period from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2002 was 4.54%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 5.15%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 4.61%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 7.51%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 51.95%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 51.95%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 3.49%, (ii) the five-year period ended September 30, 2002 was 2.73% and (iii) the approximately nine-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2002 was 3.99%.

     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 5.15%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 4.61%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 7.51%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 42.88%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 42.88%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen Strategic Municipal Income Fund (formerly the Van Kampen Tax Free High Income Fund) (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Strategic Municipal Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.3%
          ALABAMA  1.4%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd)...................... 5.750%   08/15/18   $  1,139,090
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd)...................... 5.375    08/15/23      2,128,780
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd)...................................... 5.750    08/15/18      2,278,180
 2,500    Huntsville/Carlton Cove, AL Carlton Cove
          Inc Proj Ser A............................. 7.000    11/15/17      2,460,850
   238    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)
          (b)........................................ 6.950    01/01/20          2,428
 1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A............................. 5.600    11/01/16      1,293,556
 2,050    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A............................. 5.650    11/01/22      1,813,061
                                                                          ------------
                                                                            11,115,945
                                                                          ------------
          ALASKA  0.8%
 1,740    Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport (c)........................... 7.800    05/01/14      1,841,007
 4,000    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj.............................. 6.875    12/01/25      4,068,760
                                                                          ------------
                                                                             5,909,767
                                                                          ------------
          ARIZONA  2.7%
 2,000    Arizona Hlth Fac Auth Hosp John C Lincoln
          Hlth Network (d)........................... 6.375    12/01/37      2,089,200
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Sch Proj 1 Ser A........................... 6.625    07/01/20      1,017,100
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Ctr Proj 1 Ser A............ 7.125    06/01/10      1,051,620
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Natl Hlth Fac II Proj
          Ser B (c).................................. 6.625    07/01/33      3,730,200
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev Christian Care Mesa Inc Proj Ser
          A.......................................... 7.750    04/01/15      2,784,146
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Cap Apprec Rfdg (FGIC Insd)........   *      01/01/08      2,309,067

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,355    Pima Cnty, AZ Indl Dev Auth Dev Radisson
          City Ctr Proj Rfdg (c)..................... 7.000%   12/02/12   $  1,376,978
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev (c).................................... 6.625    10/01/28      2,071,073
   520    Pima Cnty, AZ Indl Dev Auth Ser A.......... 7.250    11/15/18        517,010
   500    Pima Cnty, AZ Indl Dev Auth Ser A.......... 8.250    11/15/22        519,935
 1,540    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
          Assmt Rev.................................. 6.500    12/01/12      1,630,891
 2,150    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A......................... 6.500    07/01/31      1,948,803
                                                                          ------------
                                                                            21,046,023
                                                                          ------------
          ARKANSAS  0.3%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Ctr.................................... 7.250    02/01/20      2,252,160
                                                                          ------------

          CALIFORNIA  3.0%
 1,000    California Statewide Cmnty Dev Auth Elder
          Care Alliance Ser A........................ 8.250    11/15/32      1,019,800
 1,000    California Statewide Cmnty Dev Auth
          Multi-Family Rev Hsg Heritage Pointe Sr Apt
          Ser QQ..................................... 7.500    10/01/26      1,013,400
 1,000    California Statewide Cmnty Dev Auth San
          Francisco Art Institute (c)................ 7.375    04/01/32      1,022,550
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).....   *      09/01/17      2,462,150
 2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser
          C (a)...................................... 8.375    07/01/11        925,000
 2,300    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd).........................   *      01/15/18      1,080,195
 2,705    Healdsburg, CA Ctf Part Nuestro Hosp Inc
          (a) (c).................................... 6.375    11/01/28      1,383,364
   935    Indio, CA Pub Fin Auth Rev Tax Increment... 6.500    08/15/27        987,182
 1,930    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F...................................... 7.100    09/01/20      2,086,523
 1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Fac Sublease LA Intl Ser A-1 Rfdg...... 7.125    12/01/24      1,308,055
 3,075    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Ser C.................................. 7.500    12/01/24      2,400,683
 1,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A..................... 7.375    09/01/27      1,562,625

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
          Ser A...................................... 6.375%   09/01/32   $  1,024,520
 1,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apt Ser A........................... 6.400    12/01/41      1,000,780
 1,000    San Luis Obispo, CA Ctf Part Vista Hosp Sys
          Inc (a).................................... 8.375    07/01/29        370,000
 1,335    Simi Vly, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg (c).......................... 6.000    09/01/12      1,438,302
 1,965    Vallejo, CA Ctf Part Touro Univ............ 7.250    06/01/16      1,981,663
                                                                          ------------
                                                                            23,066,792
                                                                          ------------
          COLORADO  2.5%
 1,000    Bromley Pk Met Dist CO No 2 Ser B.......... 8.050    12/01/32      1,022,240
 1,000    Colorado Ed & Cultural Fac Charter Sch
          Frontier Academy........................... 7.250    06/01/20      1,008,480
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A................................. 6.375    08/15/24      1,607,920
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................ 7.050    01/01/19      1,070,483
 6,200    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (Prerefunded @ 01/01/05)....... 9.000    01/01/25      7,231,060
 2,500    Elk Vly, CO Pub Impt Fee Ser A............. 7.300    09/01/22      2,502,575
   755    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A................................. 6.750    10/01/14        687,480
 2,015    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A................................. 7.000    10/01/18      1,733,323
 4,059    Skyland Metro Dist CO Gunnison Cnty Rfdg
          (Variable Rate Coupon)..................... 8.250    12/01/08      2,394,869
                                                                          ------------
                                                                            19,258,430
                                                                          ------------
          CONNECTICUT  0.9%
 1,500    Connecticut St Dev Auth Indl Afco Cargo Bdl
          LLC Proj................................... 8.000    04/01/30      1,559,460
 2,980    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A (Prerefunded @ 09/01/07) (c)..... 6.400    09/01/11      3,559,193
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (c)................................... 6.250    01/01/31      2,107,440
                                                                          ------------
                                                                             7,226,093
                                                                          ------------
          DELAWARE  0.1%
 1,140    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj................. 6.250    06/01/28      1,055,150
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          DISTRICT OF COLUMBIA  0.1%
$1,000    District of Columbia Rev Methodist Home
          Issue...................................... 6.000%   01/01/29   $    872,950
    85    District of Columbia Ser A-1 (Escrowed to
          Maturity) (MBIA Insd)...................... 6.500    06/01/10        104,490
                                                                          ------------
                                                                               977,440
                                                                          ------------
          FLORIDA  9.1%
 3,875    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr.................................... 10.250   07/01/11      3,896,157
 1,640    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr Ser A.............................. 10.250   07/01/11      1,648,954
 2,115    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev........................................ 6.650    05/01/07      2,151,907
 1,480    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev........................................ 7.625    05/01/18      1,589,076
 3,750    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apt Ser C.................................. 6.610    07/01/38      3,596,250
 5,440    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apt Ser G.................................. 6.600    07/01/38      5,262,982
 1,000    Florida Hsg Fin Corp Rev Hsg Westbrook Apt
          Ser U-1.................................... 6.450    01/01/39        963,200
 4,925    Florida Hsg Fin Corp Rev Hsg Westchase Apt
          Ser B...................................... 6.610    07/01/38      4,799,609
 1,203    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl..................................... 7.750    05/01/19      1,220,492
   900    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A................................ 6.700    05/01/19        919,422
 2,000    Highlands Cnty, FL Hlth Fac Hosp
          Adventist/Sunbelt Ser A.................... 6.000    11/15/31      2,132,720
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apt Proj Ser A........................ 7.375    07/01/40      1,527,915
   880    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.................................. 7.875    05/01/17        933,038
 3,605    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg.................. 6.750    09/01/28      3,322,620
 1,415    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B.......................................... 6.750    05/01/07      1,451,493
 1,500    Miromar Lakes Cmnty Dev Dist Ser B......... 7.250    05/01/12      1,533,615
   970    Northern Palm Beach Cnty Dist FL Wtr Ctl &
          Impt Unit Dev 16 Rfdg...................... 7.500    08/01/24      1,028,617
 2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................. 8.625    07/01/20      2,208,813

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................. 8.750%   07/01/26   $  2,423,362
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys......................... 5.875    11/15/11      1,755,780
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys......................... 6.375    11/15/20      1,095,970
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care..................... 6.600    04/01/24      1,500,000
 2,395    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A.......................... 8.250    12/01/21      2,483,543
 1,685    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A.......................... 8.500    12/01/28      1,759,915
 1,000    Saddlebrook, FL Cmnty Ser A................ 6.900    05/01/33      1,014,960
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys............................ 6.700    07/01/25      4,629,120
   775    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B............................ 6.450    05/01/10        791,461
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (c) (e).................... 10.000   12/15/11      4,305,420
   710    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj.......... 8.500    05/01/17        747,303
 1,527    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
          B.......................................... 6.750    05/01/10      1,565,511
 1,902    University Square Cmnty Dev Dist FL Cap
          Impt Rev (c)............................... 6.750    05/01/20      1,985,479
   904    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B...................................... 6.350    05/01/05        911,955
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Prerefunded @ 11/01/06)......... 7.625    11/01/26      2,458,920
                                                                          ------------
                                                                            69,615,579
                                                                          ------------
          GEORGIA  2.5%
 2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj.... 7.750    12/01/14      2,054,120
 2,445    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A..... 6.750    07/01/30      2,493,362
 2,750    De Kalb Cnty, GA Residential Care Fac Kings
          Bridge Ser A............................... 8.250    07/01/26      2,945,112
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.......................... 6.375    10/01/28      1,426,215
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A (c)............ 6.500    02/01/28      3,710,360

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          GEORGIA (CONTINUED)
$2,000    Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A..................... 7.000%   07/01/29   $  1,947,880
 1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A............................ 6.000    06/01/21      1,032,100
 2,930    Renaissance on Peachtree Unit Invt Tr Ctf
          GA Custody Ctf............................. 12.734   10/01/25      3,700,209
                                                                          ------------
                                                                            19,309,358
                                                                          ------------
          IDAHO  0.7%
 1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg..................................... 7.875    11/15/29        999,300
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc.................. 8.250    11/01/02      4,297,420
                                                                          ------------
                                                                             5,296,720
                                                                          ------------
          ILLINOIS  9.5%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................   *      01/01/29        599,875
 2,000    Bolingbrook, IL Spl Svc Area No 01-1....... 7.375    07/01/31      2,084,080
 1,910    Bolingbrook, IL Spl Svc Area No 3 Lakewood
          Ridge Proj................................. 7.050    03/01/31      1,942,947
 1,500    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)................... 9.000    01/01/11      1,632,780
 1,000    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A...................................... 7.625    03/01/30      1,082,370
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (f)............................ 0/5.700  01/01/25      2,618,310
 3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Inc Proj Ser B Rfdg............ 6.100    11/01/35        576,576
 2,000    Chicago, IL Pk Dist Hbr Fac Rev............ 5.875    01/01/17      2,247,040
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).... 5.500    01/01/38      5,395,500
 2,675    Chicago, IL Rev Chatham Ridge Tax Increment
          (c)........................................ 10.250   01/01/07      2,710,123
   960    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)................... 7.250    01/01/14      1,080,816
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................ 6.500    12/01/05      2,179,340
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................ 6.500    12/01/06      3,409,500
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A........................... 6.500    12/01/08      2,237,851
 1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj................................ 7.375    03/01/11      1,356,810

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj................................ 7.750%   03/01/27   $  1,344,239
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A.......................................... 5.875    11/15/29      1,159,635
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg........................ 6.550    11/15/29      2,543,643
 1,915    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A........................... 8.500    12/01/15      2,087,178
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.......................................... 6.250    03/01/09        281,817
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.......................................... 6.500    03/01/29      2,651,688
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj............................... 8.000    11/15/16      1,162,511
 1,500    Illinois Ed Fac Auth Rev Peace Mem
          Ministries Proj............................ 7.500    08/15/26      1,538,340
 1,000    Illinois Hlth Fac Auth Rev Cent Baptist
          Home Proj.................................. 7.125    11/15/29        994,530
 2,500    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp....................................... 5.750    10/01/24      2,573,775
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg........................... 7.400    08/15/23      3,039,390
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05).................................. 8.000    02/15/25      1,142,100
   650    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A.................................. 6.000    07/01/21        669,545
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A..................... 7.375    08/15/31      1,230,048
 1,860    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj.................................. 7.500    01/01/11      1,861,283
   700    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................ 5.500    08/15/19        710,556
 2,375    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev...................................... 5.750    12/15/16      2,754,169
   675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev...................................... 5.750    12/15/17        777,566
 5,000    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)............ 5.750    12/01/19      5,827,850
 1,250    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj................................. 7.750    03/01/30      1,364,162

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area....................................... 8.050%   02/01/17   $  1,948,392
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd)... 8.000    06/01/17      2,993,210
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)............................. 8.375    10/15/16          9,883
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)............................. 8.375    10/15/16          3,867
   975    Sterling, IL Rev Hoosier Care Proj Ser A... 7.125    06/01/34        920,878
                                                                          ------------
                                                                            72,744,173
                                                                          ------------
          INDIANA  1.3%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev (c)...................... 7.000    02/01/12        843,257
 1,955    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................. 7.125    06/01/34      1,848,472
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj (a) (b)........................ 6.300    12/01/23        489,867
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj (a) (b)........................ 6.400    12/01/33      1,542,570
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
          Express Corp Proj.......................... 7.100    01/15/17      3,218,700
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt......................................... 6.375    11/01/29      1,824,240
                                                                          ------------
                                                                             9,767,106
                                                                          ------------
          IOWA  0.4%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Ser A Rfdg........................... 5.875    07/01/28      1,160,190
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj....................................... 6.250    07/01/26      2,121,520
                                                                          ------------
                                                                             3,281,710
                                                                          ------------
          KANSAS  0.6%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................. 8.000    07/01/16        933,680
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................. 8.000    07/01/16        933,680
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A.................................. 8.000    05/15/30      1,032,670
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A........................ 7.375    01/01/32      1,549,665
                                                                          ------------
                                                                             4,449,695
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          KENTUCKY  0.9%
$2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)................................ 10.980%  10/09/08   $  2,410,331
   900    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/29/02) (MBIA Insd)....... 10.980   10/09/08        942,831
 1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev Mesaba
          Aviation Inc Proj Ser A.................... 6.700    07/01/29        815,350
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Pkg & Plaza Ser A 1.................... 8.500    01/01/27      2,950,080
                                                                          ------------
                                                                             7,118,592
                                                                          ------------
          LOUISIANA  1.7%
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (g)....................... 7.125    01/01/28      2,677,960
 2,000    Louisiana Loc Govt Envir Fac Hlthcare Saint
          James Place Ser A Rfdg..................... 8.000    11/01/29      2,107,880
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare................................... 6.375    10/01/20        826,560
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare................................... 6.375    10/01/28        789,040
 3,120    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg........................... 5.250    01/01/05      3,125,866
 3,558    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement (c)...... 5.750    10/30/18      3,489,803
                                                                          ------------
                                                                            13,017,109
                                                                          ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Ed Fac Auth Rev Ser B
          (Prerefunded @ 07/01/04) (FSA Insd)........ 7.000    07/01/24         27,840
                                                                          ------------

          MARYLAND  1.4%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A................................. 7.250    11/01/29        963,280
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A.......................................... 7.875    05/15/21      1,597,050
   840    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................. 6.250    07/01/07        823,057
 1,200    Maryland St Econ Dev Corp MD Golf Course
          Sys........................................ 8.250    06/01/28      1,205,568

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
          In Ed Ser A (c)............................ 6.400%   09/01/28   $  2,828,100
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A............................. 8.000    07/01/26      3,359,280
                                                                          ------------
                                                                            10,776,335
                                                                          ------------
          MASSACHUSETTS  5.1%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B.......................................... 8.000    12/01/22      1,055,340
   940    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (c)............................ 7.750    06/01/18        963,312
 2,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc................................. 6.375    07/01/29      1,988,320
 3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A......................... 7.100    07/01/32      2,992,170
 1,000    Massachusetts St Dev Fin Agy Rev MCHSP
          Human Svc Providers Ser A.................. 8.000    07/01/20      1,024,100
 3,825    Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children................... 6.000    11/01/19      3,456,461
 5,000    Massachusetts St Grant Antic Nt Ser A...... 5.750    06/15/15      5,798,250
 3,100    Massachusetts St Hlth & Ed Civic
          Investments Ser B.......................... 9.150    12/15/23      3,313,900
 1,000    Massachusetts St Hlth & Ed Nichols College
          Issue Ser C................................ 6.000    10/01/17        925,050
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A (AMBAC Insd).................. 6.650    07/01/19      2,015,733
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Marina Bay LLC Proj......... 7.500    12/01/27      2,095,940
   495    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................. 8.000    12/01/06        519,285
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................. 8.375    12/01/13      1,186,230
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................. 8.500    12/01/20        738,464
   680    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................ 6.500    10/01/15        627,048
 2,000    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................ 6.750    10/01/28      1,799,140
   930    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (c)............................ 6.200    06/01/08        901,877

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$2,965    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (c)............................ 6.375%   06/01/18   $  2,758,844
 4,900    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting (c)..................... 9.250    06/01/10      4,917,150
                                                                          ------------
                                                                            39,076,614
                                                                          ------------
          MICHIGAN  2.4%
 5,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd)...................................... 4.750    07/01/25      5,003,400
   920    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C (c).................................. 6.850    05/01/21        943,782
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd).......................... 9.747    07/01/23      3,471,256
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg......... 7.500    07/01/13      2,491,217
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg......... 7.750    07/01/19      3,590,764
 1,000    Michigan Muni Bd Auth Rev Pub Sch Academy
          Fac Pgm.................................... 8.125    10/01/31      1,007,580
10,813    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (a) (h)...... 8.000    12/01/27      1,865,280
                                                                          ------------
                                                                            18,373,279
                                                                          ------------
          MINNESOTA  2.4%
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj................................... 7.750    02/01/31      2,033,780
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................. 6.000    10/01/33        868,440
 2,000    Carlton, MN Hlth & Hsg Fac Intermediate
          Faith Social Svc Inc Proj.................. 7.500    04/01/19      2,099,680
 1,000    Dakota Cnty, MN Hsg & Redev................ 6.250    05/01/29        952,730
 1,500    Duluth, MN Econ Dev Auth Saint Lukes Hosp.. 7.250    06/15/32      1,477,650
 2,000    Glencoe, MN Hlthcare Fac Rev............... 7.500    04/01/31      2,091,380
 6,890    Minneapolis & Saint Paul, MN Met Northwest
          Airl Proj Ser A............................ 7.000    04/01/25      5,067,319
 1,000    Minneapolis & Saint Paul, MN Met Northwest
          Airl Ser B................................. 6.500    04/01/25        928,910

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MINNESOTA (CONTINUED)
$1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
          Heights Apt Proj........................... 7.550%   04/01/39   $  1,523,025
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg........... 7.375    08/01/29      1,520,925
                                                                          ------------
                                                                            18,563,839
                                                                          ------------
          MISSISSIPPI  0.3%
 2,000    Mississippi Dev Bk Spl Oblig Diamond Lakes
          Util Ser A Rfdg............................ 6.250    12/01/17      2,008,140
                                                                          ------------

          MISSOURI  2.7%
 1,000    Fenton, MO Tax Increment Rev............... 7.000    10/01/21      1,048,720
   470    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj........................... 7.250    04/01/07        488,480
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj........................... 7.625    04/01/17      3,342,414
   519    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj........................... 7.625    04/01/18        558,356
   845    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Ctr Proj Ser A Rfdg........ 8.250    12/01/15        835,316
 1,525    Jefferson Cnty, MO Jr College Dist Student
          Hsg Sys Rev Jefferson College.............. 7.250    07/01/31      1,538,420
 1,000    Kansas City, MO Indl Dev Auth Multi-Family
          Hsg Rev Brentwood Manor Apt Proj B......... 7.250    10/15/38      1,016,450
   975    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apt Proj............................. 6.250    04/01/30        899,613
 2,220    Nevada, MO Hosp Rev Nevada Regional Med
          Ctr........................................ 6.750    10/01/22      2,263,623
 1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
          Saint Louis Convention Ser A............... 7.200    12/15/28      1,005,870
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
          (c)........................................ 6.500    12/01/28      5,040,000
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)..... 6.000    06/01/15      1,225,770
 1,305    Three Riv Jr College Dist MO Cmnty
          College.................................... 7.000    09/01/18      1,271,370
                                                                          ------------
                                                                            20,534,402
                                                                          ------------
          NEW HAMPSHIRE  1.2%
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights................. 7.350    01/01/18      2,047,600
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights................. 7.450    01/01/25      2,040,440

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW HAMPSHIRE (CONTINUED)
$3,165    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Vly Regl Hosp (c).......................... 7.350%   04/01/23   $  3,167,785
 1,000    New Hampshire Hlth & Ed Fac Auth Rev NH
          College Issue.............................. 7.500    01/01/31      1,089,910
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A.............. 6.875    10/01/19        998,510
                                                                          ------------
                                                                             9,344,245
                                                                          ------------
          NEW JERSEY  3.4%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig (a) (b) (c)................ 8.400    04/01/24      2,009,280
 1,980    New Jersey Econ Dev Auth Asstd Living Rev.. 6.750    08/01/30      1,804,037
 2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
          Inc Fac Ser A.............................. 7.000    11/15/16      2,014,580
 2,000    New Jersey Econ Dev Auth Continental Airl
          Inc Proj................................... 6.250    09/15/19      1,214,760
 2,000    New Jersey Econ Dev Auth First Mtg
          Franciscan Oaks Proj....................... 5.700    10/01/17      1,833,780
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................. 8.125    11/15/18      1,052,090
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................. 8.125    11/15/23      1,531,512
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................... 8.500    11/01/16      1,074,150
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................... 8.625    11/01/25      1,607,820
 1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
          Landfill Ser A (Prerefunded @ 05/15/14).... 6.375    04/01/18      1,262,200
 1,645    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A................................. 6.125    06/01/18      1,511,196
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplandade................................. 7.000    06/01/39      1,708,280
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06)... 8.750    05/15/26      3,743,910
 1,000    New Jersey Econ Dev Auth Ser A............. 8.000    11/15/15      1,069,330
 1,210    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg............. 7.250    07/01/14      1,234,793
 1,205    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D...................... 7.375    11/01/22      1,137,653
                                                                          ------------
                                                                            25,809,371
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW MEXICO  0.7%
$4,235    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg...................... 6.600%   12/15/28   $  4,027,443
 1,050    New Mexico Hsg Auth Region III Sr Brentwood
          Gardens Apt Ser A.......................... 6.850    12/01/31      1,056,762
                                                                          ------------
                                                                             5,084,205
                                                                          ------------
          NEW YORK  5.6%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A........................... 6.875    06/01/39        941,020
 1,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A........ 6.375    12/01/37      1,361,626
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A................... 6.250    03/01/28        543,000
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj....................................... 8.000    11/15/15      2,602,044
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)....... 6.250    11/15/06      3,301,440
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)....... 6.375    11/15/07      1,673,235
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)....... 6.500    11/15/09      2,242,340
 3,000    New York City Indl Dev Agy Field Hotel
          Assoc LP JFK Rfdg.......................... 6.000    11/01/28      2,384,010
 3,000    New York City Indl Dev Agy JFK Intl Arpt
          Proj Ser B................................. 8.500    08/01/28      2,246,730
 2,250    New York City Indl Dev Agy LaGuardia Assoc
          LP Proj Rfdg............................... 5.800    11/01/13      1,926,923
 5,000    New York City Ser A........................ 7.000    08/01/07      5,868,000
 3,000    New York City Ser D Rfdg................... 8.000    02/01/05      3,387,660
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)......................... 10.829   04/01/20      3,221,100
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A............. 6.875    06/01/39      1,906,320
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev.................. 7.250    11/01/28      1,059,920
 1,000    Suffolk Cnty, NY Indl Dev Agy Eastern Long
          Is Hosp Assoc Ser A........................ 7.750    01/01/22      1,001,850
 1,400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A............ 6.375    12/01/17      1,321,096
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A.............................. 8.000    10/01/20      1,497,266

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.......................... 7.375%   03/01/31   $  1,043,870
 2,315    Utica, NY Indl Dev Agy Civic Utica College
          Civic Fac.................................. 6.750    12/01/21      2,361,092
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A........................... 7.375    07/01/30      1,026,810
                                                                          ------------
                                                                            42,917,352
                                                                          ------------
          NORTH CAROLINA  0.3%
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes..................... 7.000    10/01/17      2,114,480
                                                                          ------------

          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................ 6.250    12/01/34        854,220
   975    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................ 6.375    12/01/34        832,796
                                                                          ------------
                                                                             1,687,016
                                                                          ------------
          OHIO  1.4%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp................................. 5.375    11/15/24      1,386,060
 3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax
          Increment.................................. 7.000    12/01/18      3,042,510
   623    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Ser A1 Rfdg (f).................. 1.250    10/01/37        540,601
 1,081    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Ser A2 Rfdg (a).................. 5.460    10/01/37         27,033
 1,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
          Proj....................................... 6.300    04/01/22      1,570,096
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg............................ 6.500    08/15/20      1,604,430
 2,935    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg............................. 6.400    08/01/28      2,657,789
                                                                          ------------
                                                                            10,828,519
                                                                          ------------
          OKLAHOMA  1.8%
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................ 7.000    08/01/10        747,008
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................ 7.400    08/01/17        733,748
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................ 7.625    08/01/20        988,340

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          OKLAHOMA (CONTINUED)
$1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg............................ 7.000%   04/01/25   $    975,700
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg.................... 5.750    08/15/12        907,295
 1,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg.................... 5.750    08/15/15        825,290
 4,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg.................... 5.625    08/15/19      3,178,200
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC Insd)... 6.250    11/01/22      3,793,563
 3,000    Tulsa, OK Muni Arpt Trust Rev American Airl
          Proj Rfdg.................................. 6.250    06/01/20      1,872,630
                                                                          ------------
                                                                            14,021,774
                                                                          ------------
          OREGON  1.1%
 2,000    Clackamas Cnty, OR Hosp Fac Willamette View
          Inc Proj Ser A............................. 7.500    11/01/29      2,101,860
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg... 6.875    08/01/28      2,154,888
 3,933    Oregon St Hlth Hsg Ed & Cultural Fac
          Auth....................................... 7.250    06/01/28      3,938,792
                                                                          ------------
                                                                             8,195,540
                                                                          ------------
          PENNSYLVANIA  8.1%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.......................................... 9.250    11/15/15      2,230,480
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.......................................... 9.250    11/15/22      2,211,140
 1,500    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.......................................... 9.250    11/15/30      1,654,230
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev........................................ 6.625    09/01/24      1,839,040
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (i)................................... 7.750    05/01/20      6,542,100
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06).................................. 7.700    05/15/22      1,208,390
 1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler...................... 6.200    05/01/19        950,310
 1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
          Hosp Ser A................................. 6.750    07/01/31      1,433,835
 2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
          A.......................................... 6.625    06/01/27      2,247,700
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg............. 6.500    11/01/28      1,545,560

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
          Ctr Hyatt Regency (c)...................... 6.200%   01/01/29   $  4,156,850
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office.......................... 6.000    01/01/25      2,727,990
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................ 10.120   06/18/15      3,803,695
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home.......................... 6.625    04/01/28        994,520
 1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
          Bible Fellowship Church.................... 7.625    11/01/21      1,259,892
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Group Rfdg........................... 6.000    11/01/23      1,846,140
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.......................... 6.100    06/01/18        910,630
 2,000    Montgomery Cnty, PA Higher Ed & Temple
          Continuing Care Ctr........................ 6.750    07/01/29      1,704,260
   500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................ 7.000    12/01/10        524,055
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................ 7.250    12/01/15      2,573,175
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................ 7.400    12/01/20      6,164,400
   940    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy......................... 7.750    09/01/24        975,720
 1,455    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev........................................ 7.125    10/01/29      1,455,000
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D...................... 7.050    12/01/10      3,132,660
   980    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A................................. 6.750    09/01/32      1,020,013
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg....................................... 7.750    12/01/17      2,226,476
 1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg................................... 7.250    01/15/17      1,505,760
 2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg................................... 7.350    01/15/22      2,007,640
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
          Redstone Ser B............................. 8.000    11/15/23      1,587,735
                                                                          ------------
                                                                            62,439,396
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          RHODE ISLAND  0.5%
$1,795    Providence, RI Redev Agy Ctf Part Ser A.... 8.000%   09/01/24   $  1,865,364
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place........................... 7.250    07/01/20      1,843,487
                                                                          ------------
                                                                             3,708,851
                                                                          ------------
          SOUTH CAROLINA  1.1%
   115    Charleston Cnty, SC Ctf Part Ser B (MBIA
          Insd)...................................... 7.000    06/01/19        126,989
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Variable Rate Coupon).......... 3.663    06/15/04        995,200
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj....................... 7.750    10/01/24      1,914,840
 1,250    South Carolina Jobs Econ Impt Palmetto Hlth
          Alliance Ser A............................. 7.125    12/15/15      1,375,550
 4,000    South Carolina St Hsg Fin & Dev Hsg Three
          Rivers & Edenwood Ser A.................... 6.750    05/01/28      3,799,520
                                                                          ------------
                                                                             8,212,099
                                                                          ------------
          SOUTH DAKOTA  0.3%
   675    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................. 5.500    12/15/08        652,637
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................. 6.000    12/15/18      1,663,390
                                                                          ------------
                                                                             2,316,027
                                                                          ------------
          TENNESSEE  2.9%
   955    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg....................... 7.000    12/15/12        887,052
 4,780    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Warehouse Row Ltd Proj Rfdg................ 7.000    12/15/12      4,439,903
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
          (MBIA Insd)................................ 7.750    07/01/29      3,980,850
 2,980    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Ed Rev Ser A6 (FSA Insd)...... 7.350    01/01/30      3,162,078
 5,660    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev........................................ 8.410    11/01/19      6,103,065
 2,975    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A (c).................................. 10.000   11/01/19      3,239,983
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (a) (c).............................. 10.000   11/01/20        152,528
                                                                          ------------
                                                                            21,965,459
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS  11.0%
$  795    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A.................... 6.250%   10/01/08   $    763,550
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A.................... 6.500    10/01/23      2,729,220
 1,000    Atlanta, TX Hosp Auth Fac Rev.............. 6.700    08/01/19        985,020
 2,035    Atlanta, TX Hosp Auth Fac Rev.............. 6.750    08/01/29      1,985,550
 1,000    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A..................... 6.750    04/01/27        916,150
 1,975    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev............................... 7.600    12/01/17      1,714,577
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd).... 6.000    11/15/12      1,207,280
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd).... 6.000    11/15/13      2,866,918
 1,000    Bexar Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Woodland Ridge Apt Proj Ser A...... 7.000    01/01/39      1,013,840
 2,250    Brazos Cnty, TX Hlth Fac Dev Oblig Grp
          (d)........................................ 5.375    01/01/32      2,246,513
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (c)........................................   *      08/01/11        978,930
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (c)........................................ 8.750    08/01/11        774,845
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (c)........................................ 8.750    08/01/12      2,669,493
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg....... 5.750    10/01/17      3,434,033
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Variable Rate
          Coupon).................................... 8.920    04/01/04      2,504,075
 6,400    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser B..................... 6.125    07/15/17      3,894,592
 3,000    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser C..................... 5.700    07/15/29      1,497,720
 2,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (FSA Insd)................................. 5.125    07/01/32      2,038,920
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd) (c).............. 9.777    05/15/14     11,683,505
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd) (c).............. 9.777    05/15/15      4,933,913
 1,500    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj Ser A........................ 6.500    07/01/19      1,440,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$2,315    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apt Proj....................... 6.500%   12/01/30   $  2,263,584
 2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................ 7.250    01/01/31      2,638,675
 3,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev............................... 6.700    11/15/23      2,994,660
 2,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev............................... 7.875    11/15/26      2,164,200
 3,000    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)................ 5.250    08/15/32      3,118,080
   250    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Ctr Part.................... 8.250    12/01/19        257,068
 1,983    Texas Gen Svcs Comm Part Interests......... 7.250    08/15/11      2,025,525
 6,500    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)... 6.900    07/02/24      7,230,145
 2,170    Texas St Higher Edl Coordinating Brd
          College Student Ln Rev..................... 7.849    10/01/25      2,285,574
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd).................... 6.750    01/01/15      2,259,540
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd).................... 6.600    01/01/23      2,252,940
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
          Proj....................................... 7.500    12/01/29      2,535,950
                                                                          ------------
                                                                            84,305,335
                                                                          ------------
          UTAH  0.4%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj....................................... 7.800    09/01/15        786,770
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj....................................... 8.000    09/01/20        896,619
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj....................................... 7.800    09/01/25        743,780
   530    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)............................ 6.100    07/01/13        566,438
                                                                          ------------
                                                                             2,993,607
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          VERMONT  0.4%
$1,015    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare
          Fac Copley Manor Proj...................... 6.250%   04/01/29   $    741,803
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............. 6.000    12/15/09      1,006,570
 1,000    Vermont Ed & Hlth Bldg Fin Bennington
          College Proj............................... 6.625    10/01/29      1,008,730
                                                                          ------------
                                                                             2,757,103
                                                                          ------------
          VIRGINIA  0.5%
 1,000    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A (a) (b)................... 7.000    04/01/14        680,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A (c)....................... 7.450    01/01/09      1,503,900
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj..................... 7.250    11/01/24      1,730,005
                                                                          ------------
                                                                             3,913,905
                                                                          ------------
          WASHINGTON  1.8%
 6,580    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).......................... 5.500    07/01/17      7,372,232
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp........................ 7.250    12/01/15      1,054,150
 1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
          Proj....................................... 7.125    04/01/20        773,390
 1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
          Proj....................................... 7.250    04/01/30        745,960
 3,500    Seattle, WA Muni Lt & Pwr Rev.............. 5.625    12/01/18      3,868,410
                                                                          ------------
                                                                            13,814,142
                                                                          ------------
          WISCONSIN  1.1%
   800    Baldwin, WI Hosp Rev Mtg Ser A............. 6.125    12/01/18        807,136
 1,000    Baldwin, WI Hosp Rev Mtg Ser A............. 6.375    12/01/28      1,011,050
 1,750    Milwaukee, WI Rev Sr Air Cargo............. 6.500    01/01/25      1,752,888
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj........... 7.500    07/01/26      3,065,820
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
          Vlg Proj Ser A............................. 7.625    08/15/30      1,039,360
 1,000    Wisconsin St Hlth & Ed Fac Divine Savior
          Hlthcare Ser C............................. 7.500    05/01/32      1,017,650
                                                                          ------------
                                                                             8,693,904
                                                                          ------------
          WYOMING  0.2%
 1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
          Med Ctr.................................... 6.750    12/01/27      1,505,460
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          PUERTO RICO  0.2%
$2,465    Puerto Rico Port Auth Rev Spl Fac American
          Airl Ser A................................. 6.250%   06/01/26   $  1,455,040
                                                                          ------------

          U. S. VIRGIN ISLANDS  0.3%
 2,500    Northern Mariana Islands Ser A............. 7.375    06/01/30      2,575,150
                                                                          ------------

TOTAL MUNICIPAL BONDS  97.3%...........................................    746,526,271
                                                                          ------------

          TAXABLE NOTE  0.2%
 1,423    Divine Family Trust (e).................... 6.000    10/29/04      1,408,968
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $774,341,554)..................................................    747,935,239

SHORT-TERM INVESTMENTS  1.3%
  (Cost $9,900,000)....................................................      9,900,000
                                                                          ------------

TOTAL INVESTMENTS  98.8%
  (Cost $784,241,554)..................................................    757,835,239

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%............................      9,239,632
                                                                          ------------

NET ASSETS  100.0%.....................................................   $767,074,871
                                                                          ============

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

 * Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Interest is accruing at less than the stated coupon.

(h) Payment-in-kind security.

(i) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $784,241,554).......................  $ 757,835,239
Cash........................................................         71,650
Receivables:
  Interest..................................................     15,577,803
  Investments Sold..........................................      1,335,000
  Fund Shares Sold..........................................        620,002
Other.......................................................        122,093
                                                              -------------
    Total Assets............................................    775,561,787
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      4,336,184
  Fund Shares Repurchased...................................      1,691,123
  Income Distributions......................................      1,357,891
  Distributor and Affiliates................................        462,029
  Investment Advisory Fee...................................        304,506
Accrued Expenses............................................        171,903
Trustees' Deferred Compensation and Retirement Plans........        163,280
                                                              -------------
    Total Liabilities.......................................      8,486,916
                                                              -------------
NET ASSETS..................................................  $ 767,074,871
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 903,677,273
Accumulated Undistributed Net Investment Income.............       (277,011)
Net Unrealized Depreciation.................................    (26,406,315)
Accumulated Net Realized Loss...............................   (109,919,076)
                                                              -------------
NET ASSETS..................................................  $ 767,074,871
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $579,056,522 and 43,835,010 shares of
    beneficial interest issued and outstanding).............  $       13.21
    Maximum sales charge (4.75%* of offering price).........            .66
                                                              -------------
    Maximum offering price to public........................  $       13.87
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $149,545,559 and 11,327,907 shares of
    beneficial interest issued and outstanding).............  $       13.20
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,472,790 and 2,914,297 shares of
    beneficial interest issued and outstanding).............  $       13.20
                                                              =============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $ 54,011,999
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,800,691
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,421,773, $1,618,489 and $414,811,
  respectively).............................................     3,455,073
Shareholder Services........................................       476,588
Legal.......................................................       141,887
Custody.....................................................        52,951
Trustees' Fees and Related Expenses.........................        27,369
Other.......................................................       382,178
                                                              ------------
    Total Expenses..........................................     8,336,737
    Less Credits Earned on Cash Balances....................        18,181
                                                              ------------
    Net Expenses............................................     8,318,556
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 45,693,443
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(24,732,738)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (44,193,133)
  End of the Period.........................................   (26,406,315)
                                                              ------------
Net Unrealized Appreciation During the Period...............    17,786,818
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (6,945,920)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 38,747,523
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  45,693,443         $  48,216,905
Net Realized Loss..............................     (24,732,738)          (12,592,933)
Net Unrealized Appreciation During the
  Period.......................................      17,786,818             8,671,974
                                                  -------------         -------------
Change in Net Assets from Operations...........      38,747,523            44,295,946
                                                  -------------         -------------

Distributions from Net Investment Income:
  Class A Shares...............................     (31,960,261)          (34,466,293)
  Class B Shares...............................      (7,625,939)           (9,491,407)
  Class C Shares...............................      (1,952,996)           (2,275,526)
                                                  -------------         -------------
Total Distributions............................     (41,539,196)          (46,233,226)
                                                  -------------         -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      (2,791,673)           (1,937,280)
                                                  -------------         -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      92,763,808           130,829,675
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      23,840,923            25,205,972
Cost of Shares Repurchased.....................    (174,785,925)         (218,053,328)
                                                  -------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (58,181,194)          (62,017,681)
                                                  -------------         -------------
TOTAL DECREASE IN NET ASSETS...................     (60,972,867)          (63,954,961)
NET ASSETS:
Beginning of the Period........................     828,047,738           892,002,699
                                                  -------------         -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($277,011) and ($4,944,373), respectively)...   $ 767,074,871         $ 828,047,738
                                                  =============         =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,             ENDED       ENDED
CLASS A SHARES                --------------------------------------    SEPT. 30,    DEC. 31,
                              2002 (a)     2001      2000      1999       1998         1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $13.25     $13.27    $13.91    $15.08     $14.85       $14.47
                               ------     ------    ------    ------     ------       ------
  Net Investment Income.....      .78        .77       .77       .81        .64          .90
  Net Realized and
    Unrealized Gain/Loss....     (.11)      (.05)     (.63)    (1.17)       .22          .38
                               ------     ------    ------    ------     ------       ------
Total from Investment
  Operations................      .67        .72       .14      (.36)       .86         1.28
Less Distributions from Net
  Investment Income.........      .71        .74       .78       .81        .63          .90
                               ------     ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $13.21     $13.25    $13.27    $13.91     $15.08       $14.85
                               ======     ======    ======    ======     ======       ======

Total Return (b)............    5.28%      5.46%     1.27%    -2.51%      6.00%*       9.05%
Net Assets at End of the
  Period (In millions)......   $579.1     $607.1    $621.5    $745.2     $771.4       $706.3
Ratio of Expenses to Average
  Net Assets................     .86%       .87%      .91%      .96%       .92%         .94%
Ratio of Net Investment
  Income to Average Net
  Assets....................    5.99%      5.88%     5.91%     5.46%      5.66%        6.09%
Portfolio Turnover..........      14%        22%       37%       77%        66%*         63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.95% to 5.99%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,             ENDED       ENDED
CLASS B SHARES                --------------------------------------    SEPT. 30,    DEC. 31,
                              2002 (a)     2001      2000      1999       1998         1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $13.24     $13.27    $13.90    $15.07     $14.84       $14.47
                               ------     ------    ------    ------     ------       ------
  Net Investment Income.....      .70        .68       .69       .69        .55          .77
  Net Realized and
    Unrealized Gain/Loss....     (.12)      (.06)     (.64)    (1.16)       .23          .39
                               ------     ------    ------    ------     ------       ------
Total from Investment
  Operations................      .58        .62       .05      (.47)       .78         1.16
Less Distributions from Net
  Investment Income.........      .62        .65       .68       .70        .55          .79
                               ------     ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $13.20     $13.24    $13.27    $13.90     $15.07       $14.84
                               ======     ======    ======    ======     ======       ======

Total Return (b)............    4.49%      4.71%      .48%    -3.25%      5.35%*       8.23%
Net Assets at End of the
  Period (In millions)......   $149.5     $176.5    $221.4    $282.5     $279.6       $229.6
Ratio of Expenses to Average
  Net Assets................    1.62%      1.63%     1.67%     1.73%      1.68%        1.71%
Ratio of Net Investment
  Income to Average Net
  Assets....................    5.23%      5.12%     5.15%     4.70%      4.90%        5.30%
Portfolio Turnover..........      14%        22%       37%       77%        66%*         63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,             ENDED       ENDED
CLASS C SHARES                --------------------------------------    SEPT. 30,    DEC. 31,
                              2002 (a)     2001      2000      1999       1998         1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $13.24     $13.27    $13.90    $15.07     $14.84       $14.47
                               ------     ------    ------    ------     ------       ------
  Net Investment Income.....      .70        .68       .69       .69        .55          .78
  Net Realized and
    Unrealized Gain/Loss....     (.12)      (.06)     (.64)    (1.16)       .23          .38
                               ------     ------    ------    ------     ------       ------
Total from Investment
  Operations................      .58        .62       .05      (.47)       .78         1.16
Less Distributions from Net
  Investment Income.........      .62        .65       .68       .70        .55          .79
                               ------     ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $13.20     $13.24    $13.27    $13.90     $15.07       $14.84
                               ======     ======    ======    ======     ======       ======

Total Return (b)............    4.49%      4.71%      .48%    -3.25%      5.35%*       8.23%
Net Assets at End of the
  Period (In millions)......   $ 38.5     $ 44.4    $ 49.1    $ 61.5     $ 63.2       $ 38.6
Ratio of Expenses to Average
  Net Assets................    1.62%      1.62%     1.67%     1.73%      1.68%        1.71%
Ratio of Net Investment
  Income to Average Net
  Assets....................    5.23%      5.13%     5.15%     4.69%      4.90%        5.24%
Portfolio Turnover..........      14%        22%       37%       77%        66%*         63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (formerly Van Kampen Tax Free High Income Fund) (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively. The Fund's name was modified to better reflect its strategy effective January 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $4,336,184 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $633,838 increase in cost of securities and a corresponding $633,838 increase in net unrealized depreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $271,167; increase net unrealized appreciation by $89,069, and increase net realized loss by $360,236. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $85,732,330 which expires between September 30, 2003 and September 30, 2010. Of this amount, $29,216,115 will expire on September 30, 2003.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $ 785,659,321
                                                              =============
Gross tax unrealized appreciation...........................  $  36,913,874
Gross tax unrealized depreciation...........................    (64,737,956)
                                                              -------------
Net tax unrealized depreciation on investments..............  $ (27,824,082)
                                                              =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    The tax character of distributions paid during the year ended September 30, 2002 and 2001 was as follows:

                                                                2002        2001
Distributions paid from:
  Ordinary income...........................................  $210,294    $105,826
  Long-term capital gain....................................         0           0
                                                              --------    --------
                                                              $210,294    $105,826
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a portion of the capital loss carry forward expiring in the current year totaling $42,951,339 has been reclassified from accumulated net realized loss to capital. Additionally, a permanent book and tax difference relating to restructuring losses totaling $120,723 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $62,718

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, the deferral of losses related to wash sale transactions, the capitalization of reorganization and restructuring costs and losses recognized for tax purposes but not for book purposes.

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $18,181 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $27,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $78,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $410,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $104,107 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $687,614,413, $172,481,948 and
$43,580,912 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,042,249    $  79,393,394
  Class B...............................................      758,304        9,941,317
  Class C...............................................      262,118        3,429,097
                                                          -----------    -------------
Total Sales.............................................    7,062,671    $  92,763,808
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,453,948    $  19,024,194
  Class B...............................................      283,146        3,702,423
  Class C...............................................       85,216        1,114,306
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,822,310    $  23,840,923
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,943,857)   $(124,596,365)
  Class B...............................................   (3,050,451)     (39,875,659)
  Class C...............................................     (789,710)     (10,313,901)
                                                          -----------    -------------
Total Repurchases.......................................  (13,784,018)   $(174,785,925)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $745,666,818, $207,533,566 and
$51,609,422 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,256,795    $ 109,062,398
  Class B...............................................    1,168,487       15,421,902
  Class C...............................................      481,594        6,345,375
                                                          -----------    -------------
Total Sales.............................................    9,906,876    $ 130,829,675
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,486,265    $  19,623,608
  Class B...............................................      321,323        4,240,170
  Class C...............................................      101,725        1,342,194
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,909,313    $  25,205,972
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,745,806)   $(142,015,905)
  Class B...............................................   (4,837,775)     (63,800,110)
  Class C...............................................     (927,965)     (12,237,313)
                                                          -----------    -------------
Total Repurchases.......................................  (16,511,546)   $(218,053,328)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 654,389 and 1,772,787 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2002, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $82,800 and CDSC on redeemed shares of approximately $357,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,996,656 and $157,714,976, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $1,107,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $84,300.